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                                                                    EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify that the Annual Report on Form 10-K for the year ended September 30, 2007 filed by TD AMERITRADE Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD AMERITRADE Holding Corporation.



Dated:  November 26, 2007                            /s/ JOSEPH H. MOGLIA
                                                     ---------------------------
                                                     Joseph H. Moglia
                                                     Chief Executive Officer



Dated:  November 26, 2007                            /s/ WILLIAM J. GERBER
                                                     ---------------------------
                                                     William J. Gerber
                                                     Executive Vice President,
                                                     Chief Financial Officer